SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 14, 2013

(Date of Earliest Event Reported)

AMERICAN INTERNATIONAL INDUSTRIES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Nevada	1-33640	88-0326480
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235, Kemah, TX		77565-3077
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (281) 334-9479

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

On October 14, 2013, the board of directors of American International Industries, Inc. (“American" or the "Registrant") accepted the resignation of Scott Wolinsky as a member of the board of directors of American, dated March 7, 2013. Mr. Wolinsky's letter of resignation, a copy of which is attached as Exhibit 17 hereto, expressed no disagreements with the operations, policies or practices of American.

SIGNATURES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ DANIEL DROR

   CEO AND CHAIRMAN

   Dated: October 14, 2013